                     SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT






   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) - FEBRUARY 13, 2001
                                                       -----------------



                       NORTH FORK BANCORPORATION, INC.
                       -------------------------------
           (Exact name of Registrant as specified in its charter)




            DELAWARE                       1-10458               36-3154608
  ----------------------------       --------------------       ------------
  (State or other jurisdiction           (Commission           (IRS Employer
       of incorporation)                  File Number)       Identification No.)



       275 BROAD HOLLOW ROAD
        MELVILLE, NEW YORK                                         11747
       -------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code:          (631) 844-1004
                                                             --------------

ITEM 5.    OTHER EVENTS
-----------------------

         North Fork Bancorporation, Inc. will host a conference call at 3:00 p.m. E.S.T. Tuesday, February 13, 2001, to elaborate on the strategic rationale and financial implications of the acquisition of Commercial Bank of New York.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------



(a)      Financial Statements of the Business Acquired.
         Not Applicable


(b)      Pro Forma Financial Information
         Not Applicable


(c)      Exhibits
         99.1 Presentation utilized for conference call dated February 13, 2001.

                                  SIGNATURE
                                  ---------


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:      February 13, 2001






NORTH FORK BANCORPORATION, INC.


By:   /s/  Daniel M. Healy
-------------------------------
      Daniel M. Healy
      Executive Vice President
      Chief Financial Officer


                                      3